UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________________________________
FORM 8-K
__________________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 27, 2017
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FIDELITY SOUTHERN CORPORATION
(Exact name of registrant as specified in its charter)

Georgia	No. 001-34981	No. 58-1416811
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3490 Piedmont Road, Suite 1550
Atlanta, Georgia	30305
(Address of principal executive offices)	(Zip Code)
(404) 639-6500
Registrant’s telephone number, including area code
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
Fidelity Southern Corporation (“Fidelity”) held its Annual Meeting of Shareholders (“Annual Meeting”) on April 27, 2017. There were three matters submitted to a vote of security holders at the Annual Meeting.
As of March 6, 2017, the record date for the Annual Meeting, there were 26,354,790 shares of Common Stock of Fidelity eligible to be voted and 24,491,872 shares were represented at the meeting by the holders thereof, which constituted a quorum.
The first proposal was the election of nine directors to serve until the 2018 Annual Meeting of shareholders or until their successors are elected and qualified. The shareholders approved each of the nine nominees. The number of votes for the election of the directors was as follows:

Director	Votes Cast For	Votes Cast Against	Abstentions	Broker Non Votes
James B. Miller, Jr.	19,947,195	2,681,313	55,847	1,807,517
Major General (Ret) David R. Bockel	15,048,037	7,625,963	10,355	1,807,517
Wm. Millard Choate	19,852,994	2,602,947	228,414	1,807,517
Dr. Donald A. Harp, Jr.	15,707,759	6,965,955	10,641	1,807,517
Kevin S. King, Esq.	15,264,664	7,411,363	8,328	1,807,517
William C. Lankford, Jr.	21,343,658	1,331,027	9,670	1,807,517
H. Palmer Proctor, Jr.	22,153,894	522,830	7,631	1,807,517
W. Clyde Shepherd III	21,165,645	1,509,399	9,311	1,807,517
Rankin M. Smith, Jr.	15,255,544	7,417,367	11,444	1,807,517
The second proposal was for the ratification of appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. The shareholders ratified the appointment of Ernst & Young LLP. The number of votes for the ratification of Ernst & Young LLP was as follows:

Votes Cast For	Votes Cast Against	Abstentions	Broker Non Votes
23,019,876	1,451,875	20,121	—
The third proposal was a non-binding advisory vote on the compensation of its “Named Executive Officers” as described in the proxy statement. This proposal gave Fidelity’s shareholders the opportunity to endorse or not endorse executive compensation and policies. The shareholders approved this proposal. The number of votes for the proposal endorsing the compensation was as follows:

Votes Cast For	Votes Cast Against	Abstentions	Broker Non Votes
12,527,100	9,844,551	312,704	1,807,517

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIDELITY SOUTHERN CORPORATION(Registrant)
/s/ Stephen H. Brolly
Stephen H. Brolly
Chief Financial Officer
April 28, 2017